                         TOYOTA MOTOR CREDIT CORPORATION
      SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2002-B OWNER TRUST DISTRIBUTION DATE OF MAY 15, 2003 FOR THE COLLECTION PERIOD APRIL 1,
                           2003 THROUGH APRIL 30, 2003

---------------------------------------------------------------------------------------------------------------------------------
                                                                                    Class A-1               Class A-2
                                                                                    ---------               ---------
                                                              Total                  Balance                 Balance
---------------------------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
  Securities Balance                                      $1,552,000,000.00         $444,000,000.00          $387,000,000.00
  Subordinated Seller's Interest                             $48,001,788.00
  Receivables Pool Balance                                $1,600,001,788.00
  Principal Factor                                               1.00000000              1.00000000               1.00000000
  Rate                                                                                     1.91375%                    2.79%
  Final Scheduled Payment Date                                                    June 16, 2003         December 15, 2004
  Number of Contracts                                               102,386
  Weighted Average A.P.R.                                             7.24%
  Weighted Average Remaining Term                                     51.97 months
  Servicing Fee Rate                                                  1.00%

POOL DATA - PRIOR MONTH
-----------------------
  Securities Balance                                        $964,223,317.95                   $0.00          $243,223,317.95
  Subordinated Seller's Interest                             $41,747,801.46
  Receivables Pool Balance                                $1,005,971,119.41
  Securities Pool Factor                                         0.62127791              0.00000000               0.62848403
  Number of Contracts                                                80,019
  Weighted Average A.P.R.                                             7.24%
  Weighted Average Remaining Term                                     42.12 months
  Precompute and Simple Interest Advances                     $2,183,821.27
  Payahead Account Balance                                      $279,017.14
  Interest Shortfall                                                  $0.00                   $0.00                    $0.00
  Principal Shortfall                                                 $0.00                   $0.00                    $0.00

POOL DATA - CURRENT MONTH
-------------------------
  Securities Balance                                        $919,719,535.07                   $0.00          $198,719,535.07
  Subordinated Seller's Interest                             $39,820,929.27
  Receivables Pool Balance                                  $959,540,464.34
  Securities Pool Factor                                         0.59260279              0.00000000               0.51348717
  Number of Contracts                                                77,777
  Weighted Average A.P.R.                                             7.24%
  Weighted Average Remaining Term                                     41.30 months
  Precompute and Simple Interest Advances                     $2,067,127.47
  Payahead Account Balance                                      $244,345.45
  Interest Shortfall                                                  $0.00                   $0.00                    $0.00
  Principal Shortfall                                                 $0.00                   $0.00                    $0.00
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                                                             Class A-3              Class A-4             Subordinated
                                                             ---------              ---------             ------------
                                                              Balance                Balance            Seller's Interest
---------------------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
  Securities Balance                                        $457,000,000.00         $264,000,000.00
  Subordinated Seller's Interest                                                                            $48,001,788.00
  Receivables Pool Balance
  Principal Factor                                               1.00000000              1.00000000
  Rate                                                                3.76%                   4.39%
  Final Scheduled Payment Date                             June 15, 2006          May 15, 2009            May 15, 2009
  Number of Contracts
  Weighted Average A.P.R.
  Weighted Average Remaining Term
  Servicing Fee Rate

POOL DATA - PRIOR MONTH
-----------------------
  Securities Balance                                        $457,000,000.00         $264,000,000.00
  Subordinated Seller's Interest                                                                            $41,747,801.46
  Receivables Pool Balance
  Securities Pool Factor                                         1.00000000              1.00000000             0.86971347
  Number of Contracts
  Weighted Average A.P.R.
  Weighted Average Remaining Term
  Precompute and Simple Interest Advances
  Payahead Account Balance
  Interest Shortfall                                                  $0.00                   $0.00
  Principal Shortfall                                                 $0.00                   $0.00

POOL DATA - CURRENT MONTH
-------------------------
  Securities Balance                                        $457,000,000.00         $264,000,000.00
  Subordinated Seller's Interest                                                                            $39,820,929.27
  Receivables Pool Balance
  Securities Pool Factor                                         1.00000000              1.00000000             0.82957179
  Number of Contracts
  Weighted Average A.P.R.
  Weighted Average Remaining Term
  Precompute and Simple Interest Advances
  Payahead Account Balance
  Interest Shortfall                                                  $0.00                   $0.00
  Principal Shortfall                                                 $0.00                   $0.00
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
RESERVE ACCOUNT
  Initial Deposit Amount                                                                                   $0.00
  Specified Reserve Account Percentage                                                                      0.00%
  Specified Reserve Account Amount                                                                         $0.00
  Specified Reserve Account Percentage (IF CONDITION I OR II MET)                                           3.50%
  Specified Reserve Account Amount (IF CONDITION I OR II MET)                                     $32,190,183.73

  Beginning Balance                                                                                        $0.00
  Total Withdraw                                                                                           $0.00
  Amount Available for Deposit to the Reserve Account                                              $1,773,687.35
                                                                                             --------------------
  Reserve Account Balance Prior to Release                                                         $1,773,687.35
  Reserve Account Required Amount                                                                          $0.00

  Reserve Account Release to Seller                                                                $1,773,687.35
                                                                                             --------------------
  Ending Reserve Account Balance                                                                           $0.00
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
REVOLVING LIQUIDITY NOTE
  Total Amount Available                                                                           $8,000,009.00

  Beginning of Period Balance                                                                              $0.00
  Draws                                                                                                    $0.00
  Reimbursements                                                                                           $0.00
                                                                                             --------------------
  End of Period Balance                                                                                    $0.00

  Current Period Undrawn Amount                                                                    $8,000,009.00
-----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS
--------------------------------------------
                                                                    Vehicles            Amount
                                                                    --------            ------
  Liquidated Contracts                                                 55
                                                                       --

  Gross Principal Balance of Liquidated Receivables                                          $651,839.34
  Net Liquidation Proceeds Received During the Collection Period                            ($285,857.11)
  Recoveries on Previously Liquidated Contracts                                              ($48,777.84)
                                                                               --------------------------
  Aggregate Credit Losses for the Collection Period                                          $317,204.39
                                                                               --------------------------


                                                                               --------------------------

  Cumulative Credit Losses for all Periods                             409                 $2,473,259.27
                                                                       ---     --------------------------
  Repossessed in Current Period                                        54
                                                                       --


RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                            Annualized Average
FOR EACH COLLECTION PERIOD:                                                         Charge-Off Rate
    Second Preceding Collection Period                                                             0.54%
    First Preceding Collection Period                                                              0.50%
    Current Collection Period                                                                      0.39%
---------------------------------------------------------------------------------------------------------
CONDITION (I) (CHARGE-OFF RATE)
Three Month Average                                                                                0.48%
Charge-off Rate Indicator ( > 2.25%)                                                   CONDITION NOT MET
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
DELINQUENT AND REPOSSESSED CONTRACTS
------------------------------------

                                            Percent      Contracts      Percent            Amount
                                            -------      ---------      -------            ------
  31-60 Days Delinquent                         0.81%          630       0.96%             $9,207,402.43
  61-90 Days Delinquent                         0.19%          144       0.23%             $2,249,229.27
  Over 90 Days Delinquent                       0.21%          167       0.26%             $2,507,266.85
                                                           --------            --------------------------
  Total Delinquencies                                          941                        $13,963,898.55
                                                           ========            ==========================

  Repossessed Vehicle Inventory                                 91 *
   * Included with delinquencies above

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                             0.42%
    First Preceding Collection Period                                                              0.39%
    Current Collection Period                                                                      0.40%
---------------------------------------------------------------------------------------------------------
CONDITION (II) (DELINQUENCY PERCENTAGE)
Three Month Average                                                                                0.40%
Delinquency Percentage Indicator ( > 2.25%)                                            CONDITION NOT MET
---------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
      SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2002-B OWNER TRUST DISTRIBUTION DATE OF MAY 15, 2003 FOR THE COLLECTION PERIOD APRIL 1, 2003
                             THROUGH APRIL 30, 2003

--------------------------------------------------------------------------------------------------------------------------------
                                                                                    Class A-1               Class A-2
                                                                                    ---------               ---------
                                                              Total                  Balance                 Balance
--------------------------------------------------------------------------------------------------------------------------------
COLLECTIONS
-----------
  Principal Payments Received                                $45,778,815.73
  Interest Payments Received                                  $5,974,450.66
  Net Precomputed Payahead Amount                                $34,671.69
  Aggregate Net Liquidation Proceeds Received                   $334,634.95
  Principal on Repurchased Contracts                                  $0.00
  Interest on Repurchased Contracts                                   $0.00
                                                       ---------------------
  Total Collections                                          $52,122,573.03
  Net Simple Interest Advance Amount                           ($107,748.32)
  Net Precomputed Advance Amount                                 ($8,945.48)
                                                       ---------------------
  Total Available Amount                                     $52,005,879.23

AMOUNTS DUE
-----------
  Servicing Fee                                                 $838,309.27
  Accrued and Unpaid Interest                                 $2,963,227.54
  Principal                                                  $46,430,655.07
  Reserve Account                                             $1,773,687.35
                                                       ---------------------
  Total Amount Due                                           $52,005,879.23

ACTUAL DISTRIBUTIONS
--------------------
  Servicing Fee                                                 $838,309.27
  Interest                                                    $2,963,227.54                   $0.00              $565,494.21
  Principal                                                  $46,430,655.07                   $0.00           $44,503,782.88
  Reserve Account                                             $1,773,687.35
                                                       ---------------------   ---------------------  -----------------------
  Total Amount Distributed                                   $52,005,879.23                   $0.00           $45,069,277.09
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
                                                            Class A-3              Class A-4             Subordinated
                                                            ---------              ---------             ------------
                                                             Balance                Balance            Seller's Interest
--------------------------------------------------------------------------------------------------------------------------
COLLECTIONS
-----------
  Principal Payments Received
  Interest Payments Received
  Net Precomputed Payahead Amount
  Aggregate Net Liquidation Proceeds Received
  Principal on Repurchased Contracts
  Interest on Repurchased Contracts

  Total Collections
  Net Simple Interest Advance Amount
  Net Precomputed Advance Amount

  Total Available Amount

AMOUNTS DUE
-----------
  Servicing Fee
  Accrued and Unpaid Interest
  Principal
  Reserve Account

  Total Amount Due

ACTUAL DISTRIBUTIONS
--------------------
  Servicing Fee
  Interest                                                   $1,431,933.33             $965,800.00            N/A
  Principal                                                          $0.00                   $0.00          $1,926,872.19
  Reserve Account
                                                       --------------------  ---------------------------------------------
  Total Amount Distributed                                   $1,431,933.33             $965,800.00          $1,926,872.19
--------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
MONTHLY INFORMATION BY TYPE OF LOAN
-----------------------------------

Precomputed Contracts
---------------------
  Scheduled Principal Collections                                                            $613,794.49
  Prepayments in Full                                          141 contracts                 $356,656.54
  Repurchased Receivables Principal                                                                $0.00
  Payments Behind/Ahead on Repurchased Receivables                                                 $0.00
  Total Collections                                                                        $1,037,457.79
  Advances - Reimbursement of Previous Advances                                                $8,945.48
  Advances - Current Advance Amount                                                                $0.00
  Payahead Account - Payments Applied                                                         $34,671.69
  Payahead Account - Additional Payaheads                                                          $0.00

Simple Interest Contracts
-------------------------
  Collected Principal                                                                     $25,231,574.18
  Prepayments in Full                                         2046 contracts              $19,576,790.52
  Collected Interest                                                                       $5,907,443.90
  Repurchased Receivables Principal                                                                $0.00
  Repurchased Receivables Interest                                                                 $0.00
  Advances - Reimbursement of Previous Advances                                              $107,748.32
  Advances - Current Advance Amount                                                                $0.00
---------------------------------------------------------------------------------------------------------


I hereby certify to the best of my knowledge that the report provided is true and correct.


 /s/ Angela Burraston
-------------------------------------------------------
Angela Burraston
ABS Accounting Manager

                                     Page 2